SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 8, 2003 (March 31, 2003)

                                  BSI2000, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-28287               88-0418749
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                            12600 West Colfax Avenue
                                   Suite B410
                            Lakewood, Colorado 80215
                    (Address of principal executive offices)

                                 (303) 231-9095
                         (Registrant's telephone number,
                              including area code)

ITEM 5.  OTHER EVENTS

On April 8, 2003, Knowledge Foundations, Inc. announced the approval of its merger with BSI2000, Inc., a Colorado corporation, the spin-off of its assets, and the change of its name to BSI2000. The press release is included in this report as Exhibit 99.1.

ITEM 7. EXHIBITS

3.3 Certificate of Amendment of Certificate of Incorporation, dated March 31, 2003, re: the name change from Knowledge Foundations, Inc. to BSI2000, Inc.

99.1 Knowledge Foundations Press Release, dated April 8, 2003 - Knowledge Foundations Closes Merger with BSI2000, Inc. and Spins Off Assets and Changes Its Name to BSI2000.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 7, 2003

                                            BSI2000, INC.,
                                            a Delaware corporation


                                            By:  /s/ Jack Harper
                                            Its:  President